BlackRock ETF Trust

BlackRock Future Health ETF

(the “Fund”)

Supplement dated June 26, 2023

to the Summary Prospectus and Prospectus of the Fund, as supplemented to date

Effective June 27, 2023, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Erin Xie and Xiang Liu (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Xie and Mr. Liu have been Portfolio Managers of the Fund since September 2020.

The section of the Prospectus entitled “More Information About the Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Erin Xie and Xiang Liu are jointly and primarily responsible for the day-to-day management of the Fund.

Erin Xie has been with BlackRock since 2005. Ms. Xie has been employed by BFA or its affiliates as a portfolio manager since 2001 and has been a Portfolio Manager of the Fund since September 2020.

Xiang Liu has been with BlackRock since 2008. Mr. Liu has been employed by BFA or its affiliates as a portfolio manager since 2020 and has been a Portfolio Manager of the Fund since September 2020.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.